UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 13, 2016

Nuvel Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53878	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

20 S. Santa Cruz Avenue, Suite 300
 Los Gatos, California 95030
 (Address of Principal Executive Offices including Zip Code)

(469) 286-8869
 (Registrant’s Telephone Number, including Area Code)

___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Nuvel Holdings, Inc. (the "Company") is filing this Form 8-K in order to confirm  the address of its principal executive offices, update its principal telephone number and change the Standard Industrial Code under which it conducts business, all for purposes of updating the Company's EDGAR profile. The address of the Company's principal executive offices is 20 S. Santa Cruz Avenue, Suite 300, Los Gatos, California 95030, its principal telephone number is (469) 286-8869, and the Standard Industrial Code under which it conducts business is 7374 (Computer Processing and Data Preparation and Processing Services).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 13, 2016

NUVEL HOLDINGS, INC.
(Registrant)

By:  /s/   Richard Resnick
Name:    Richard Resnick
Title:      Acting Chief Executive Officer